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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 13, 2004
                                                        (December 7, 2004)
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

  On December 7, 2004 Registrant entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and Morgan Stanley & Co., Incorporated (the "Underwriters") pursuant to which Registrant agreed to sell 10,000,000 shares of its Carolina Group Stock (the "Shares") to the Underwriters at a price per Share of $28.19, for resale by the Underwriters pursuant to Registration Statement No. 333-104759. On December 13, 2004 the sale of the Shares pursuant to the Underwriting Agreement was completed, resulting in net proceeds to Registrant of approximately $281.9 million before expenses.

Item 9.01  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

      Exhibit No.                        Description
      ----------                         -----------

         1.1 Underwriting Agreement, dated December 7, 2004, among Loews Corporation, Citigroup Global Markets Inc. and Morgan Stanley & Co., Incorporated.



                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LOEWS CORPORATION
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                                         (Registrant)



Dated:   December 13, 2004         By:    /s/  Gary W. Garson
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                                         Gary W. Garson
                                         Senior Vice President
                                         General Counsel and Secretary

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